UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

5501 LBJ Freeway
5th Floor
Dallas
Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective January 8, 2020, Wingstop Inc. (the "Company") appointed Mahesh Sadarangani to the position of Senior Vice President, Chief Operating Officer. Mr. Sadarangani, age 43, has served as the Company’s Senior Vice President of Channel Strategy since July 2019. Prior to joining the Company, he was at CEC Entertainment from August 2014, where he served in various strategic initiative roles with increasing responsibility until he was named Chief Administrative Officer in February 2018. He also served as President of Peter Piper Pizza, one of two divisions of CEC Entertainment, from September 2018 until July 2019. Prior to his time with CEC Entertainment, Mr. Sadarangani served in various management and operational positions with brands such as FedEx Kinko's, Cardinal Logistics, Reddy Ice, and TXU Energy.
Mr. Sadarangani is eligible to participate in all benefit programs offered by the Company to similarly situated executives, including participation in the Company’s Executive Severance Plan. There are no arrangements or understandings between Mr. Sadarangani and any other persons pursuant to which he was appointed as Senior Vice President, Chief Operating Officer. In addition, since January 1, 2019, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Sadarangani had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.
On January 8, 2020, the Company issued a press release announcing the appointment of Mr. Sadarangani. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press release, dated January 8, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	January 8, 2020	By:	/s/ Michael J. Skipworth
Chief Financial Officer (Principal Financial and Accounting Officer)